                                                                                                EXHIBIT 99.3

                                                      CERTIFICATION PURSUANT TO
                                                        18 U.S.C. SECTION 1350,
                                                        AS ADOPTED PURSUANT TO
                                             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Home Properties of New York, Inc. (the "Company") on Form 10-K for the year-ended
December 31, 2002, as filed with the Securities and Exchange Commission on March 12, 2003 (the "Report"), I, David P. Gardner, Senior
Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as
amended; and

         2.       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                              By:  /s/ David P. Gardner
                                                              _______________________________

                                                              David P. Gardner
                                                              Senior Vice President and
                                                              Chief Financial Officer
                                                              March 12, 2003